                          VIRGINIA BANKERS ASSOCIATION
                 MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN
                                 FOR EXECUTIVES
                                  (July, 1996)

                               ADOPTION AGREEMENT

     If the Employer completing this document has any questions about the adoption of the Plan, the provisions of the Plan, its representative should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 700 East Main Street, Suite 1411, Post Office Box 462, Richmond, Virginia 23219, telephone number (804) 643-7469 during business hours.

     Each Employer named below hereby adopts the Plan through this Adoption Agreement (the "Adoption Agreement"), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

                           Adoption Agreement Contents
                           ---------------------------

                                                                                         Page
                                                                                         ----
     Option 1   Employer(s) Adopting Plan Named in Paragraph 1.12 of the Plan .........     1
     Option 2   General Plan Information ..............................................     2
     Option 3   Status of Plan and Effective Date(s) ..................................     2
     Option 4   Definitions ...........................................................     3
     Option 5   Employer Contributions and Allocations ................................     5
     Option 6   Vesting ...............................................................     8
     Option 7   Retirement Dates ......................................................     9
     Option 8   Time and Form of Benefit Payments .....................................     9
     Option 9   Participant Deemed Investment Direction ...............................    14
     Option 10  Change in Control Definition ..........................................    14

================================================================================

1. EMPLOYER(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.12 OF THE PLAN.

================================================================================
 (a)  Name of Employer:                          (b)  Employer's telephone
      C& F Financial Corporation                      Number:
                                                      (804) 843-2360
--------------------------------------------------------------------------------
 (c)  Address of Employer:                       (d)  Employer's EIN:
      Post Ofice Box 391                              54-1680165
      West Point, VA 23181                       -------------------------------
                                                 (e)  Employer's Tax Year End:
                                                      12/31
================================================================================
 (f) Name, Address and Identifying Information of Other Participating Employers Adopting the Plan:


       Citizens and Farmers Bank           C&F Mortgage Corporation
       Eighth and Main Streets             300 Arboretum Place -Suite 245
       West Point, Virginia  23181         Richmond, Virginia  23236
       Telephone number (804) 843-2360         Telephone (804) 330-8300
       EIN 54-0169510                      EIN 54-1773964

================================================================================

2. GENERAL PLAN INFORMATION.

--------------------------------------------------------------------------------
 (a) Name of Plan: VBA Executive's Deferred Compensation Plan for C&F Financial Corporation

--------------------------------------------------------------------------------
 (b) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]:


================================================================================

3. STATUS OF PLAN AND EFFECTIVE DATE(S).

--------------------------------------------------------------------------------
 (a)  Effective Date of Plan:  The Effective Date of the Plan is January 1,
      ----------------------
      1998.

--------------------------------------------------------------------------------
 (b)  Plan Status.  The adoption of the Plan through this Adoption Agreement is:
      -----------

      [_]  (1)  Initial Establishment.  The initial adoption and establishment
                ---------------------
                of the Plan.

      [X]  (2)  Restated Plan.  An amendment and restatement of the Plan (a
                -------------
                Restated Plan).

                   (A) Effective Date of this Restatement. The Effective Date of
                       ----------------------------------
                       this Restatement of the Plan is January 1, 200.


                   (B) Prior Plan. The Plan was last maintained under document
                       -----------
                       dated, December 31, 1997 and was known as the for C&F Financial Corporation.


                   (C) Transitional or Special Provisions: [Enter any
                       ----------------------------------
                       transitional or special provisions relating to any Rollover Account and the Plan as restated]


--------------------------------------------------------------------------------
 (c)  Adoption of Plan by Additional Employers after Effective Date of Plan. The
      ---------------------------------------------------------------------
      Effective Date(s) of the Plan with respect to Citizens and Farmers Bank is January 1, 1998 and C&F Mortgage Corporation is January 1, 2000.

================================================================================

================================================================================

4. DEFINITIONS.

--------------------------------------------------------------------------------
 (a) Compensation                  Compensation is used throughout the basic
     Paragraph 1.8                 plan document for different purposes. The
                                   following specific rules apply.

                                   (1) General Definition. The Compensation
                                       ------------------
                                       definition in paragraph 1.8 of the basic plan document is modified as follows:

                                       (A)  Salary. Salary is more specifically
                                            ------
                                            defined to mean:


                                            [Consider whether to fix the date
                                            for determining Salary. Consider
                                            whether to revise to exclude
                                            reductions for 401(k) and cafeteria
                                            plan contributions. Other revisions
                                            may be desired.]

                                       (B)  Bonus. Bonus is more specifically
                                            -----
                                            defined to mean:


                                            [Consider naming specific bonus or
                                            incentive programs. Indicate
                                            excluded programs specifically.]

                                   (2) Specific Definitions. When used with
                                       --------------------
                                       respect to each type of contribution
                                       under the Plan, Compensation shall
                                       include:

                                       (A)  Employee Deferral Contributions.
                                            -------------------------------

                                       [_]  (i) Salary.

                                       [_]  (ii) Bonuses.

                                       [X]  (iii) Salary and Bonuses.

                                       (B)  Employer Non-Elective Contributions.
                                            -----------------------------------
                                            - See Attachment.


                                       [_]  (i) Salary.

                                       [_]  (ii) Bonuses.

                                       [X]  (iii) Salary and Bonuses - for
                                            purposes of the "SERP" Employer
                                            Non-Elective Contributions (see
                                            Attachment).

                                       [X]  (iv) Other: for purposes of "Excess
                                            Profit Sharing" Employer
                                            Non-Elective Contributions (see
                                            Attachment), "Compensation" in
                                            excess of Compensation Limit. For
                                            purposes hereof, the terms
                                            "Compensation" and "Compensation
                                            Limit" has the same meaning assigned
                                            to them in the Virginia Bankers
                                            Association Defined Contribution
                                            Plan for Citizens and Farmers Bank
                                            as amended from time to time (or any
                                            successor thereto) (the "401(k)
                                            Plan").

                                       (C) Employer Matching Contributions.
                                           -------------------------------

                                       [_] (i) Salary.

                                       [_] (ii) Bonuses.

                                       [_] (iii) Salary and Bonuses.

                                       [X] (iv) Other: "Compensation" in excess of "Compensation Limit" (as such terms are defined in the "401(k) Plan").

--------------------------------------------------------------------------------
  (b) Eligible Employee              Eligible Employee shall mean only the
      Paragraph 1.10                 following:

                                     [x]  (1) Determination  by Board - for any
                                              ---------------------------------
                                              and all Employer Contributions.
                                              ------------------------------
                                              Any individual who is designated
                                              as an Eligible Employee by
                                              resolution of the [] Plan
                                              Sponsor's [x] Employer's  Board
                                              of  Directors (or  committee
                                              thereof). A copy of the
                                              resolution shall be attached to
                                              and incorporated by  reference
                                              into the Plan. See Attachment.

                                     [x]  (2) Determination by CEO - for
                                              --------------------------
                                              Employee Deferral Contributions.
                                              -------------------------------
                                              Any individual who is designated
                                              as an Eligible Employee by
                                              resolution of the [] Plan
                                              Sponsor's [x] Employer's Chief
                                              Executive Officer. A copy of
                                              the Chief Executive Officer's
                                              designation shall be attached to
                                              and incorporated by reference
                                              into the Plan.

                                     []   (3) Determined by Classification
                                              ----------------------------
                                              or Grade - for all Contributions
                                              --------------------------------
                                              other than SERP Non-Elective
                                              ----------------------------
                                              Contributions. Any individual who
                                              ------------
                                              is classified under the Employer's
                                              personnel practices and policies
                                              as employed in the following
                                              grades or classifications:

                                              [List executive classification to
                                              be included in plan coverage].

                                     []   (4) Determined  by  Position  or
                                              ----------------------------
                                              Title. Any individual who is
                                              -----
                                              employed  in  the following
                                              positions with the Employer:



                                              [List the executive positions to
                                              be included in plan coverage.]

--------------------------------------------------------------------------------

(c)) Plan Year                       In the case of Restated Plan which prior to
     Paragraph 1.20                  the Effective Date of this Restatement was
                                     maintained on the basis of a Plan Year
                                     beginning on a date other than  January 1,
                                     the Plan Year shall begin on    ,19   and
                                     ending on   , 19   with the short Plan Year
                                     beginning on   , 19   and ending on
                                     December 31, 19  . Thereafter, the Plan
                                     Year shall be the 12 month period beginning each January 1.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (d)  Valuation Date              The following date selected by the
         Paragraph 1.23              Employer:

                                     [X] (1)  Quarterly. The last day of each
                                              ---------
                                              calendar quarter.

                                     [ ] (2)  Semi-Annually.  The last day of
                                              -------------
                                              June and the last day of December
                                              of each Plan Year.

                                     [ ] (3)  Annually.  The last day of each
                                              --------
                                              Plan Year.

--------------------------------------------------------------------------------
    (e)  Effective Date              The effective date of coverage for an
         of Coverage                 Eligible Employee shall be [Check one]:
         Subparagraph 2.1
                                     [X] (1)  Quarterly. The first day of
                                              ---------
                                              calendar quarter following
                                              the date the individual became an
                                              Eligible Employee.

                                     [ ] (2)  Semi-Annually. The first day of
                                              -------------
                                              the Plan Year or the first day of
                                              the seventh month of the Plan Year
                                              next following the date the
                                              individual became an Eligible
                                              Employee.

                                     [ ] (3)  Annually. The first day of the
                                              ---------
                                              Plan Year following the date the
                                              individual became an Eligible
                                              Employee.

================================================================================

5. EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

--------------------------------------------------------------------------------
    (a)  Employer Contributions     The following contributions by the Employer
         Paragraph 3.4              are elected:

                                    [ ] (1)  None. Employer contributions are
                                             ----
                                             not permitted.

                                    [X] (2)  Employer Non-Elective
                                             Contribution.
                                             -------------

                                             (A) Amount. Each Employer shall
                                                 ------
                                                 make an Employer Non-
                                                 Elective Contribution for
                                                 each Plan Year in such
                                                 amount, if any, which the
                                                 Employer shall determine.

                                             [X] (i)   Flexible Formula - Such
                                                       ----------------
                                                       amount, if any, which
                                                       the Board of Directors
                                                       of the Employer shall
                                                       determine by resolution.
                                                       - See Attachment.

                                             [ ] (ii)  Compensation Formula -  %
                                                       --------------------
                                                       [Insert percentage] of
                                                       the Compensation of all
                                                       Participants for such
                                                       Plan Year eligible to
                                                       receive an allocation of
                                                       the Employer Non-
                                                       Elective Contribution
                                                       for such Plan Year, plus
                                                       any additional amount
                                                       that the Board of
                                                       Directors of the
                                                       Employer shall determine
                                                       by resolution.

                                             [ ] (iii) Fixed Amount - $
                                                       ------------
                                                       [Insert amount], plus
                                                       any additional amount
                                                       that the Board of
                                                       Directors of the
                                                       Employer shall determine
                                                       by resolution.

                                (B) Participants Entitled to Share of Employer
                                    ------------------------------------------
                                    Non-Elective Contribution. The Employer
                                    -------------------------
                                    Non-Elective Contribution shall be allocated in proportion to Compensation as defined in Option 4(a)(2)(B) of the Adoption Agreement for the Plan Year to the Employer Deferral Account of the Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]: - See Attachment.

                                [ ] (i) Are employed as Eligible Employees for at least [Insert number of months] full calendar months in for such Plan Year.

                                [ ] (ii)  Are Eligible Employees at any time
                                          during such Plan Year.

                                [ ] (iii) Are Eligible Employees on the last day
                                          of such Plan Year. - For Excess Profit
                                          Sharing Non-Elective Contributions.

                                [ ] (iv) If they died while Eligible Employees or retired on their Disability, Early, Normal or Delayed Retirement Date while Eligible Employees during such Plan Year [Check one]: - For Excess Profit Sharing Non-Elective
                                          Contributions.

                                    [ ]   (a) But only if they are employed as
                                              an Eligible Employee for at least
                                              [Insert number of months] full
                                              calendar months in such Plan Year.

                                    [ ]   (b) Regardless of the number of months
                                              employed during such Plan Year.

                                (C) Time for Making and Allocating Employer
                                    ---------------------------------------
                                    Non-Elective Contribution. The Employer
                                    -------------------------
                                    Non-Elective Contribution [Check one]:

                                [ ] (i)   Quarterly - For a calendar quarter of
                                          ---------
                                          a Plan Year shall be made to the Plan
                                          within a reasonable time after the end
                                          of such quarter and shall be allocated
                                          to Participant's accounts as of the
                                          last day of such quarter.

                                [ ] (ii)  Semi-Annually - For a six month
                                          -------------
                                          period in the Plan Year shall be made
                                          to the Plan within a reasonable time
                                          after the end of June and December of
                                          each Plan Year and shall be allocated
                                          to Participants' accounts as of the
                                          last day of such month.

                                [X] (iii) Annually - For a Plan Year shall be
                                          --------
                                          made to the Plan at such time(s) as
                                          the Employer shall determine and shall
                                          be allocated to Participants' accounts
                                          as of the last day of such Plan Year.

                            [X] (3) Employer Matching Contributions.
                                    -------------------------------

                                (A) Amount. Each Employer shall make an Employer
                                    ------
                                    Matching Contribution for each Plan Year in an amount, subject to the limitations provided in the Plan, equal to the following percentage(s) of each Participant's Deferral Contribution of Compensation as defined in Option 4(a)(2)(C) of the Adoption Agreement for such Plan Year [Check one]:

                                [X] (i)   Straight Percentage - 100% [Insert
                                          -------------------
                                          percentage] of his Compensation as
                                          defined in Option 4(a)(2)(C) of the
                                          Adoption Agreement contributed to the
                                          Plan (up to a maximum of 5% of such
                                          Compensation).

                                [ ] (ii)  Contribution Weighted Percentages -  %
                                          ---------------------------------
                                          [Insert percentage] of the first  %
                                          [Insert percentage] of his
                                          Compensation as defined in Option
                                          4(a)(2)(C) of the Adoption Agreement
                                          contributed to the Plan and  % of his
                                          Compensation as defined in Option
                                          4(a)(2)(C) of the Adoption Agreement
                                          contributed to the Plan (up to a
                                          maximum of  % of such Compensation).

                                (B) Participants Entitled to Share of Employer
                                    ------------------------------------------
                                    Matching Contribution. The Employer Matching
                                    ---------------------
                                    Contribution shall be allocated as described in Option 5(a)(3)(A) of the Adoption Agreement for the Plan Year to the Employer Deferral Account of the Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]:

                                [ ] (i) Are employed as an Eligible Employee for at least [Insert number of months] full calendar months in for such Plan Year.

                                [ ] (ii)  Are Eligible Employees at any time
                                          during such Plan Year.

                                [X] (iii) Are Eligible Employees on the last day
                                          of such Plan Year.

                                [X] (iv)  If they died while an Eligible
                                          Employee or retired on his Disability,
                                          Early, Normal or Delayed Retirement
                                          Date while an Eligible Employee during
                                          such Plan Year [Check one]:

                                    [ ]   (a) But only if they are employed as
                                              an Eligible Employee for at
                                              least    [Insert number of months]
                                              full calendar months in such Plan
                                              Year.

                                    [X] (b) Regardless of the number of months
                                            employed during such Plan Year.

                                (C) Time for Making and Allocating Employer
                                    ---------------------------------------
                                    Matching Contribution. The Employer Matching
                                    ---------------------
                                    Contribution [Check one]:

                                [ ] (i)   Quarterly - For a calendar quarter of
                                          ---------
                                          a Plan Year shall be made to the Plan
                                          within a reasonable time after the end
                                          of such quarter and shall be allocated
                                          to Participants' accounts as of the
                                          last day of such quarter.

                                [ ] (ii)  Semi-Annually - For a six month
                                          -------------
                                          period in the Plan Year shall be made
                                          to the Plan within a reasonable time
                                          after the end of June and December of
                                          each Plan Year and shall be allocated
                                          to Participants' accounts as of the
                                          last day of such month.

                                [X] (iii) Annually - For a Plan Year shall be
                                          --------
                                          made to the Plan at such time(s) as
                                          the Employer shall determine and shall
                                          be allocated to Participants' accounts
                                          as of the last day of such Plan Year.

================================================================================

6. VESTING

--------------------------------------------------------------------------------
   (a) Vesting Schedule         The following vesting schedule shall apply to
       Subparagraph 6.3(a)      the Employer Deferral Employer Deferral Account
                                of all Participants [Check one, and complete where applicable]:

                                [X] (1) Apply Rules Described in Qualified Plan.
                                        ---------------------------------------
                                        A Participant is vested in his Employer
                                        Deferral Account under the Plan in the
                                        same manner and applying the same rules
                                        applicable under the following qualified retirement plan maintained by the
                                        Employer: For Employer Deferral Account
                                        Matching subaccount and Employer
                                        Deferral Account Profit Sharing
                                        subaccount.

                                [ ] (2) Always 100% Vested. A Participant shall
                                        ------------------
                                        always have a non-forfeitable right to
                                        one hundred percent (100%) of his
                                        Employer Deferral Account.

                                [X] (3) Other Applicable Rules. A Participant
                                        ----------------------
                                        shall be vested in his Employer Deferral
                                        Account in accordance with the following rules:

                                        See Attachment for vesting in Employer
                                        Deferral Account SERP subaccount.

                                        [Describe vesting provisions, including
                                        automatic vesting provisions, applicable schedule and rules for counting service].

================================================================================

7. RETIREMENT DATES

--------------------------------------------------------------------------------
   (a) Normal Retirement Date      A Participant's Normal Retirement Date shall
       Paragraph 6.1               be the day the Participant reaches age.
--------------------------------------------------------------------------------
   (b) Early Retirement Date       [Select and complete applicable provision(s)]
       Paragraph 6.3
                                   [X] (1) None.

                                   [ ] (2) Same as under the following qualified
                                           retirement plan maintained by the
                                           Employer.

                                   [ ] (3) No age requirement.

                                   [ ] (4) Age requirement of    years.

                                   [ ] (5) No service requirement.

                                   [ ] (6) Service requirement of     years of
                                           continuous full-time service with the
                                           employer.

--------------------------------------------------------------------------------
   (c) Disability Retirement Date [Select and complete applicable provision(s)] Paragraph 6.4
                                   [X] (1) None.

                                   [ ] (2) Same as under the following qualified
                                           retirement plan maintained by the
                                           Employer.

                                   [ ] (3) No age requirement.

                                   [ ] (4) Age requirement of    years.

                                   [ ] (5) No service requirement.

                                   [ ] (6) Service requirement of    years of
                                           continuous full-time service with
                                           the Employer.


================================================================================

8. TIME AND FORM OF BENEFIT PAYMENTS.

--------------------------------------------------------------------------------

   (a) Benefit Commencement Date The term Benefit Commencement Date shall mean
       the first day of Defined Paragraphs 1.5,      calendar quarter coinciding
       with or next following:
       3.3(a) and 7.1
                                   [ ] (1) Retirement Date. The Participant's
                                           ---------------
                                           Retirement Date under the Plan as of
                                           which he retires.

                                   [ ] (2) Termination of Employment. The
                                           -------------------------
                                           Participant's termination of
                                           employment with the Employer for
                                           whatever reason.

                                [X] (3) Selected By Participant. The date
                                        -----------------------
                                        selected by the Participant in
                                        accordance with the following:

                                        (A) Participant's Options. The
                                            ---------------------
                                            Participant may elect that his
                                            Benefit Commencement Date be based
                                            on [Select options to be available
                                            to Participants]:

                                        [ ] (i)   His Retirement Date under the
                                                  Plan as of which he retires.

                                        [X] (ii)  His termination of employment
                                                  with the Employer.

                                        [ ] (iii) A date certain stated clearly
                                                  in his election form which
                                                  shall be without regard to
                                                  when his employment with the
                                                  Employer ends.

                                        [X] (iv)  The later of a date certain or
                                                  his Retirement Date as of
                                                  which he retires.

                                        [ ] (v)   Describe other options to be
                                                  available:

                                                  ______________________________

                                                  ______________________________

                                                  ______________________________

                                                  ______________________________

                                                  ______________________________


                                        (B) Timing of Participant Election. The
                                            ------------------------------
                                            Participant shall elect his Benefit
                                            Commencement Date at the following
                                            time:

                                        [ ] (i)   At Time Deferral Election is
                                                  ----------------------------
                                                  Made. The Participant's
                                                  ----
                                                  election of the Benefit
                                                  Commencement Date shall be
                                                  made at the time his first
                                                  Deferred Contribution Election
                                                  is filed under the Plan.

                                        [X] (ii)  In Plan Year Prior to Date
                                                  --------------------------
                                                  Elected. The Participant's
                                                  -------
                                                  election of the Benefit
                                                  Commencement Date shall be
                                                  made no later than the earlier
                                                  of (a) the end of the Plan
                                                  Year prior to the Benefit
                                                  Commencement Date selected and
                                                  (b) at least 90 days before
                                                  the selected date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (b) Form of Payment to        The form of benefit payments available to the
     Participant 7.2(a)        Participant shall be determined in accordance
                               with the following rules:

                               [_]  (1)  Selected By Employer.  The Employer
                                         --------------------
                                         selects the following form of payment:

                                    [_]  (A)  Lump Sum Payment.  Deferral
                                              ----------------
                                              Benefits will be paid in the
                                              form of a lump sum payment.

                                    [_]  (B)  Periodic Installments.  Deferral
                                              ---------------------
                                              Benefits will be paid in the form
                                              of periodic installment payments
                                              made:

                                              (i)  Frequency:
                                                   ---------

                                              [_]  (a) Monthly.

                                              [_]  (b) Quarterly.

                                              [_]  (c) Semi-Annually.

                                              [_]  (d) Annually.

                                              (ii) Duration. Over the following
                                                   --------
                                                   period:

                                              [_]  (a) Five (5) years.

                                              [_]  (b) Ten (10) years.

                                              [_]  (c) Fifteen (15) years.

                                              [_]  (d) Twenty (20) years.

                               [X]  (2)  Selected By Participant.  The form of
                                         -----------------------
                                         payment shall be selected by the
                                         Participant in accordance with the
                                         following:

                                         (A)  Participant's Options. The
                                              ---------------------
                                              Participant may elect from among
                                              the following forms of payment
                                              [Select options to be available to
                                              Participants]:

                                         [X]  (i)  Lump Sum Payment. Deferral
                                                   ----------------
                                                   Benefits may be paid only in
                                                   the form of a lump sum
                                                   payment.

                                         [X]  (ii) Periodic Installments.
                                                   ---------------------
                                                   Deferral Benefits may be paid
                                                   in the  form of periodic
                                                   installment payments made:

                                                   (a) Frequency:
                                                       ---------

                                                       [X] (I)  Monthly.

                                                   [X] (II) Quarterly.

                                                   [X] (III) Semi-Annually.

                                                   [X] (IV)  Annually.

                                                   (b) Duration. Over the
                                                       --------
                                                       following period:

                                                   [X] (I) Five (5) years.

                                                   [X] (II) Ten (10) years.

                                                   [X] (III) Fifteen (15) years.

                                                   [X] (IV) Twenty (20) years.

                                          (B) Timing of Participant Election.
                                              ------------------------------
                                              The Participant shall elect his
                                              form of payment at the
                                              following time:

                                          [_] (i)  At Time Deferral Election
                                                   -------------------------
                                                   is Made. The Participant's
                                                   -------
                                                   election of the form of
                                                   payment shall be made at
                                                   the time his first
                                                   Deferred Contribution
                                                   Election is filed under
                                                   the Plan.

                                          [X] (ii) In Plan Year Prior to Date
                                                   --------------------------
                                                   Elected. The Participant's
                                                   -------
                                                   election of the form of
                                                   payment shall be made no
                                                   later than the earlier of
                                                   (a) the end of the Plan
                                                   Year prior to the Benefit
                                                   Commencement Date selected
                                                   and (b) at least 90 days
                                                   before the selected date.

-------------------------------------------------------------------------------
 (c) Form of Payment to           The form of benefit payments available to
     Beneficiary                  the Beneficiary shall be determined in
     Paragraph 7.2(b)             accordance with the following rules:

                                  [X] (1) Selected By Employer. The Employer
                                          --------------------
                                          selects the following form of
                                          payment:

                                      [_] (A) Lump Sum Payment. Deferral
                                              ----------------
                                              Benefits will be paid in the
                                              form of a lump sum payment.

                                      [_] (B) Periodic Installments.
                                              ---------------------
                                              Deferral Benefits will be paid
                                              in the form of periodic
                                              installment payments made:

                                              (i) Frequency.
                                                  ---------

                                              [_] (a) Monthly.

                                              [_] (b) Quarterly.

                                              [_] (c) Semi-Annually.

                                              [_] (d) Annually.

                                  (ii) Duration.  Over the following period:
                                       --------

                                  [ ]  (a) Five (5) years.

                                  [ ]  (b) Ten (10) years.

                                  [ ]  (c) Fifteen (15) years.

                                  [ ]  (d) Twenty (20) years.

                          [X] (2) Selected By Participant.  The form of
                                  -----------------------
                                  payment shall be selected by the Participant in accordance with the following:

                                  (A)  Participant's Options.  The Participant
                                       ---------------------
                                       may elect from among the following forms of payment [Select options to be available to Participants]:

                                  [X]  (i)  Lump Sum Payment.  Deferral Benefits
                                            ----------------
                                            may be paid only in the form of a
                                            lump sum payment.

                                  [X]  (ii) Periodic Installments.  Deferral
                                            ---------------------
                                            Benefits  may be paid in the form of
                                            periodic installment payments made:

                                            (a) Frequency:
                                                ---------

                                            [X] (I) Monthly.

                                            [X] (II) Quarterly.

                                            [X] (III) Semi-Annually.

                                            [X] (IV) Annually.

                                            (b) Duration.  Over the following
                                                --------
                                                period:


                                            [X] (I) Five (5) years.

                                            [X] (II) Ten (10) years.

                                            [X] (III) Fifteen (15) years.

                                            [X] (IV) Twenty (20) years.

                                  (B)  Timing of Participant Election. The
                                       ------------------------------
                                       Participant shall elect the Beneficiary's form of payment at the time his first Deferred Contribution Election is filed under the Plan or at any time prior to his death.

--------------------------------------------------------------------------------

================================================================================
9.   PARTICIPANT DEEMED INVESTMENT DIRECTION.
     Paragraph 3.6

--------------------------------------------------------------------------------
     (a)  Availability Generally        A Participant [Check one]:

                                        [ ](1) Not Permitted. May not make
                                               -------------
                                               deemed investment directions.


                                        [ ](2) Permitted. May make deemed
                                               ---------
                                               investment directions for the
                                               following accounts (the
                                               "directable accounts") [Check one
                                               or more]:

                                        [X](A) Employee Deferral Account.

                                        [X](B) Employer Deferral Account. - For
                                               Employer Deferral Account
                                               Matching subaccount and Employer
                                               Deferral Account Profit Sharing
                                               subaccount at all times; and for
                                               Employer Deferral Account SERP
                                               subaccount after vesting and
                                               termination of employment.

--------------------------------------------------------------------------------

     (b) Frequency and Effective        Participants may make their deemed
         Date of Investment             investment directions as of [Check one
         Directions                     if Option 9(a)(2) is selected]:

                                        [X](1) Quarterly. Quarterly effective as
                                               ---------
                                               of the first date of each quarter
                                               of the Plan Year,

                                        [ ](2) Semi-Annually. Semi-annually
                                               -------------
                                               effective as of the first day of
                                               each Plan Year,


                                        [ ](3) Annually.  Annually effective as
                                               --------
                                               of the first day of each Plan
                                               Year,


                                        and (if any of the above options are
                                        selected) at such other date(s) as the
                                        Administrator may from time to time
                                        authorize.

================================================================================
10.  CHANGE IN CONTROL DEFINITION
     Subparagraph 4.3(b)
--------------------------------------------------------------------------------
     Change in Control                  For purposes of subparagraph 4.3(b), the
                                        term Change in Control shall have the
                                        following meaning:

                                        [X](1) The same meaning as that or a
                                               similar term has in the following
                                               plan or program adopted by the
                                               Employer to protect executives in
                                               the event of a major corporate
                                               transaction:

                                               As provided in the Plan Sponsor's
                                               1994 Incentive Stock Plan, as
                                               amended from time to time.

                                        [ ](2) The meaning set forth in clause
                                               (ii) of subparagraph 4.3(b). -

                               [ ] (3) The meaning set forth in clause (ii) of
                                       subparagraph 4.3(b) with the following
                                       modifications:___________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________


                               [ ] (4) The meaning set forth on the attached
                                       Appendix to this Adoption Agreement which shall be incorporated by reference and made a part of the terms of the Plan.

--------------------------------------------------------------------------------
     IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this instrument this 28th day of February, 2001.

                                    C&F Financial Corporation
                                    --------------------------------------------
                                    [Enter Name of Employer]

                                    By  /s/ Tom Cherry
                                       -----------------------------------------
                                    Its SVP & CFO
                                        ----------------------------------------

[SEAL]

ATTEST:
/s/ Larry G. Dillon
-------------------------------

Its President & CEO
    ---------------------------

                                    Citizens and Farmers Bank
                                    --------------------------------------------
                                    [Enter Name of Employer]
                                    --------------------------------------------


                                    By  /s/ Tom Cherry
                                       -----------------------------------------
                                    Its SVP & CFO
                                        ----------------------------------------

[SEAL]

ATTEST:
/s/ Larry G. Dillon
-------------------------------

Its President & CEO
    ---------------------------

                                    C&F Mortgage Corporation
                                    --------------------------------------------
                                    [Enter Name of Employer]
                                    --------------------------------------------


                                    By  /s/ Larry G Dillon
                                       -----------------------------------------
                                    Its Chairman
                                        ----------------------------------------

[SEAL]

ATTEST:
/s/ Tom Cherry
-------------------------------
Its SVP & CFO
    ---------------------------

                                  ATTACHMENT TO
                           THE ADOPTION AGREEMENT FOR
                   VBA EXECUTIVES DEFERRED COMPENSATION PLAN
                         FOR C&F FINANCIAL CORPORATION
                     (As Restated Effective January 1, 2001)

        Pursuant to authorization of the Board of Directors of C&F Financial Corporation, the following additions are made to the Adoption Agreement for the VBA Executive's Deferred Compensation Plan for C&F Financial Corporation, as restated effective January 1, 2001 in the form of the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives and as amended from time to time (the "Plan"):

        1. Types of Employer Contributions. The Employer may make Employer
           -------------------------------
Matching Contributions and two types of Employer Non-Elective Contributions -
(1) "Excess Profit Sharing" Employer Non-Elective Contributions and (2) "SERP" Employer Non-Elective Contributions.

        2. Designation as a Participant Eligible for Employer Contributions.
           ----------------------------------------------------------------
Eligibility of an Employee for participation in any or all of the Employer Contributions requires designation by the Board (or a committee thereof).

        (a) Participants who may be entitled to an Employer Matching Contribution are sometimes referred to as Matching Participants for this purpose.

        (b) Participants who may be entitled to a "Excess Profit Sharing" Employer Non-Elective Contribution are sometimes referred to as Excess Profit Sharing Participants for this purpose.

        (c) Participants who may be entitled to a SERP Employer Non-Elective Contribution are sometimes referred to as SERP Participants for this purpose.

        3. Excess Profit Sharing Employer Non-Elective Contributions. Effective
           ---------------------------------------------------------
as of and from January 1, 2000, unless otherwise provided by the Board, an "Excess Profit Sharing" Employer Non-Elective Contribution shall be made on behalf of a Participant who has Compensation (as defined in the 401(k) Plan) in excess of the Compensation Limit and who meets the accrual requirements to receive an allocation of the profit sharing contribution under the 401(k) Plan in an amount equal to the product obtained by multiplying (a) the 401(k) Plan profit sharing contribution rate (i.e., the actual profit sharing contribution to the 401(k) Plan expressed as a percentage of the covered compensation of 401(k) Plan participants entitled to a share of the profit sharing contribution) by (b) the SERP Participant's Compensation in excess of the Compensation Limit

        4. SERP Employer Non-Elective Contributions. Effective as of and from
           ----------------------------------------
January 1, 2000, unless otherwise provided by the Board, a "SERP" Employer Non-Elective Contribution shall be made on behalf of a Participant who is a SERP Participant in such amount, if any, as determined by the Board.

        5. Employer Accounts. The Employer Deferral Account shall be subdivided
           -----------------
into three subaccounts:

        (a) The Employer Deferral Account Matching subaccount to which shall be allocated Employer Matching Contributions.

        (b) The Employer Deferral Account Profit Sharing subaccount to which shall be allocated Excess Profit Sharing Employer Non-Elective Contributions.

        (c) The Employer Deferral Account SERP subaccount to which shall be allocated SERP Employer Non-Elective Contributions.

        6. Vesting in Employer Deferral Account SERP subaccount. A Participant's
           ----------------------------------------------------
Employer Deferral Account SERP subaccount shall be fully vested upon the first to occur of the following while he is an Employee:

        (a)    His death.
        (b) His total disability (based on the standard applicable under the Employer's long term disability program or, if none or if he is not a participant in that program, based on his entitlement to Social Security disability).
        (c)    His retirement at or after age 65.
        (d) His early retirement with consent of the Board expressly providing for such vesting.
        (e)    A Change in Control.

        IN WITNESS WHEREOF, C&F Financial Corporation, as the Plan Sponsor, has caused its name to be signed to this Attachment by its duly authorized officer as of the date noted below.

Dated:          2-28-01                  C&F Financial Corporation, Plan Sponsor
      ---------------------


                                         By:   /s/ Tom Cherry
                                            ------------------------------------
                                          Its        SVP & CFO
                                              ----------------------------------


        By execution hereof by the duly authorized Representative, the Virginia Bankers Association hereby accept the above Attachment.


Dated: ____________________            _____________________________________
                                                Trustee's Representative